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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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                                   Form 8-K

                                CURRENT REPORT

    Pursuant to Section 12 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): April 17, 2000



FLIR SYSTEMS, INC.
(exact name of registrant as specified in its charter)

Oregon                                    0-21918                93-0708501
(State or other jurisdiction of         (Commission             (IRS Employer
incorporation or organization)          File Number)         Identification No.)


16505 S.W. 72nd Avenue, Portland, Oregon                           97224
(Address of principal executive offices)                         (zip code)

Registrant's telephone number, including area code: (503)684-3731

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Item 5.   OTHER EVENTS
          ------------

     On April 17, 2000, FLIR Systems, Inc. (the "Company") issued a press release announcing its financial results for the year ended December 31, 1999 and restated financial results for the fourth quarter and year ended December 31, 1998 and the first three quarters of 1999. The press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

          (c)   Exhibits

          99.1  Press Release issued by FLIR Systems, Inc. on April 17, 2000


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on April 17, 2000.

                                    FLIR SYSTEMS, INC.
                                    (Registrant)



                                    /s/ J. Kenneth Stringer III
                                    -----------------------------------------
                                    J. Kenneth Stringer III
                                    President and
                                    Chief Executive Officer